                                                                   EXHIBIT 10(7)


                     SYSTRAN Financial Services Corporation
                              CORPORATE RESOLUTION

     I, the undersigned Secretary or Assistant Secretary of Innovative Gaming Corporation of America ("Corporation"), certify that the Corporation is organized and existing under and by virtue of the laws of the State of Minnesota as a corporation for profit, with its principal office at 333 Orville Wright Ct., Las Vegas, NV 89119, and is duly authorized to transact business.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting) duly called and held on May 22, 2001, at which a quorum was present and voting, the following resolutions were adopted:

     BE IT RESOLVED, that any one of the following named officers, employees or agents of this Corporation, whose actual signatures are shown below:

NAMES                          POSITIONS         SIGNATURES
-----                          ---------         ----------

---------------------------    President         -------------------------------

---------------------------    Vice President    -------------------------------
Loren A. Piel                                     /s/ LOREN A. PIEL
---------------------------    Secretary         -------------------------------
Roland M. Thomas                                  /s/ ROLAND M. THOMAS
---------------------------    Chairman & CEO    -------------------------------

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered to:

1. Grant Security. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to SYSTRAN Financial Services Corporation and its affiliates, including but not limited to Textron Financial Corporation, as security for the purchase of all accounts and accounts receivable of Corporation presently existing or hereafter created together with any and all funds deposited with SYSTRAN by Corporation, and all guaranties, securities, books, records, accounts, correspondence and documents pertaining in whole or in part to any of the foregoing. All of Corporation's contract rights, general intangibles, money, instruments, documents, chattel paper, securities, credits, claims and demands against SYSTRAN. All proceeds of the foregoing.

2. Execute Factoring Agreement. To execute and deliver a Factoring Agreement, including a Power of Attorney and Settlement Authorization, providing for the sale and assignment of this Corporation's accounts receivable to SYSTRAN together with a financing statement or statements; also to execute and deliver to SYSTRAN any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which SYSTRAN may in its discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized officers, employees, or agents may execute, deliver, or record financing statements.

3. Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and SYSTRAN may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by SYSTRAN. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; the Corporation has no Corporate Seal, and therefore, no seal is affixed to this certificate.

     IN TESTIMONY WHEREOF, I have hereunto set my hand on May 22, 2001.

                          /s/ LOREN A. PIEL
                         --------------------------------
                         Secretary or Assistant Secretary

Page 1 of 1 - CORPORATE RESOLUTION (Rev. 04-06-01)
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           SYSTRAN FINANCIAL SERVICES CORPORATION FACTORING AGREEMENT

This Factoring Agreement (the "Agreement") is between SYSTRAN Financial Service Corporation ("SYSTRAN") and its successor or assigns and Innovative Gaming Corporation of America, whose address is set forth on the last page hereof.

1.   DEFINITIONS
     (a) "Bill(s)" means any right to payment for services rendered or goods sold by Customer to a Debtor evidenced by a writing which complies with the general requirements of SYSTRAN as those may be set forth in the Customer Information Manual, as described in Paragraph 2.5.
     (b) "Chargeback" the debit of a Bill or a "Special Purchase Bill(s)" to a Customer's account.
     (c) "Commencement Date" means the date that the Customer first receives funds from SYSTRAN pursuant to the terms of the Agreement.
     (d)  "Commercial Account" means any non "Transportation Account".
     (e)  "Debtor" means a person or entity obligated to pay a Bill.
     (f) "Minimum Anticipated Volume" means the dollar amount of Bills that Customer agrees to offer to sell to SYSTRAN for each month during the term of the Factoring Agreement.
     (g) "Obligation" means all indebtedness, liabilities and obligations whatsoever and of whatever nature owed by Customer to SYSTRAN, or any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising and how ever evidenced or acquired, whether joint or several or joint and several.
     (h) "Recourse" means the right the Chargeback a Bill(s) or "Special Purchase Bill(s)" to Customer.
     (i) "Special Purchase Bill(s)" means the purchase by SYSTRAN of Customer's outstanding and unpaid Bills that have either been previously billed by Customer, financed by a lender, or sold and assigned to another company who buys Bills. Special Purchase Bills shall be subject to all provisions of this Agreement.
     (j) "Transportation Account" means any debtor doing business primarily with any aspect of the transportation industry such as freight carriers, brokers, forwarders, consolidators, and call agents with the exception of steamship companies.

2.   PURCHASE OF BILLS
     2.1 Customer agrees to present on a monthly basis, a Minimum Anticipated Volume of Bills for SYSTRAN to purchase which shall be equal to $750,000.00. SYSTRAN, at its sole discretion, may purchase such Bills. Bill(s) and or Special Purchase Bill(s) shall herein collectively be referred to as "The Bill(s)". Customer shall submit to SYSTRAN an original and one (1) copy, along with any document which SYSTRAN deems necessary, of each Bill which shall be attached to a schedule form provided by SYSTRAN. Should any Debtor require any additional documentation as a prerequisite to payment, Customer will also provide such documentation with each Bill. For a Transportation Account, Customer shall also submit one (1) copy of the respective bill of lading. The bill of lading must be signed by the Customer, the shipper, and the consignee if the consignee's signature is necessary for payment.
     2.2 SYSTRAN will settle with the Customer by providing to Customer by U.S. Mail, electronic mail, or via facsimile a settlement statement setting forth The Bill(s) and/or Special Bills purchased, the amount paid, and any deductions made for fees, charges or the "Deposit" and deposit funds as follows: [Customer shall choose one option] [ ] Mail funds due Customer.
[ ] Deliver overnight funds due Customer via United Parcel Service next day service air. [ILLEGIBLE] transfer funds due Customer into bank account specified by Customer on wire authorization form. [ ] Deposit funds due Customer.
     2.3 Any payment to Customer may be reduced by SYSTRAN by any amount due from Customer to SYSTRAN, including but not limited to the security deposit, Chargebacks, fees and costs.
     2.4 SYSTRAN may give notice to the Debtors of the assignment of The Bill(s) by placing a legend on The Bill(s) stating The Bill(s) have been sold and assigned to SYSTRAN and are payable to SYSTRAN at an address designated by SYSTRAN. Customer will not attempt to direct payment to any place other than to the SYSTRAN designated address. Customer agrees to pay all costs and expenses incurred by SYSTRAN in giving such notice. All proceeds of The Bill(s) received by Customer shall be delivered immediately to SYSTRAN in the identical form of payment received by Customer. In the event that Customer collects directly from the Debtor, The Bill(s) which have been sold to SYSTRAN and Customer does not deliver immediately to SYSTRAN the identical form of payment received by Customer, Customer will be charged an administrative fee equal to fifteen percent (15%) of the face amount of The Bill(s) collected directly. Customer agrees that any collection directly from the Debtor by Customer of The Bill(s) which have been sold to SYSTRAN will be considered a default under the terms of this Agreement.
     2.5  SYSTRAN has or will provide to Customer a Customer Information
Manual, which is a guide to policy and procedures concerning daily submission of The Bill(s), collection efforts, and other matters. The Customer
Information Manual (the "Manual") is not part of this Agreement. The procedures set forth in the Manual are only guidelines to ensure the efficient operation of SYSTRAN's purchase of The Bill(s). SYSTRAN may change any procedure in the Manual at any time, and may choose not to follow procedures in the Manual at its discretion.

3.   FEE(S)
     3.1 SERVICE FEE(S). Customer shall pay a fee of the face amount of all of The Bill(s) purchased by SYSTRAN as reflected on Exhibit A attached hereto (the "Service Fee(s)"). The Service Fee(s) shall be payable upon the purchase of any of The Bill(s) by SYSTRAN, and SYSTRAN may collect Service Fee(s) either from payments owed to Customer or may bill the Customer periodically. SYSTRAN may, upon prior notice to Customer, change any fee and such change shall be effective upon receipt of the notice to Customer; provided, that SYSTRAN may change the amount of any fee caused by a change in SYSTRAN's cost of funds without prior notice to Customer, but must notify Customer of such change on Customer's next settlement statement. A fee change due to a change in cost of funds will be effective upon the date of the change which will be reflected on Customer's settlement statement. If, at any time during the term of this Agreement, there is an event of default by Customer including, but not limited to, a Federal Tax Lien filed against and attaching to the property of Customer or any of its principals, and the tax lien is satisfied to allow continued funding pursuant to this Agreement, SYSTRAN shall increase all of Customer's Service Fee(s) to no less than one-half of one percent (0.5%) discount fee on the face of The Bill(s).
     3.2 MINIMUM FEE. In the event that Customer fails to sell to SYSTRAN the Minimum Anticipated Volume in any month, Customer shall pay a minimum fee to SYSTRAN which shall be equal to $20,937.75 (the "Minimum Fee"). The Minimum Fee owing by Customer pursuant to this paragraph may be deducted from Customer's funding. In the event that Customer fails to sell the Minimum Anticipated
Volume per month for each of any two consecutive months (the "Low Volume Period"), Customer's Service fee will be increased at the beginning of the month immediately following the Low Volume Period at SYSTRAN's discretion. At SYSTRAN's discretion, the Service Fee will be returned to the last fee in effect should Customer's monthly purchase volume exceed the Minimum Anticipated Volume per month for each of two consecutive months.
     3.3 ADDITIONAL SERVICES and VALUE FEES. From time to time during the term of this Agreement, Customer may request SYSTRAN to provide additional services and/or incur additional risk. Such additional services and/or additional risk shall include but not be limited to advances to the Customer by SYSTRAN which are not in conformity with the terms of the Agreement, extension of Customer's contractual recourse under the Agreement, purchases by SYSTRAN of bills which are outside of the formulas and calculations defined in the Agreement (hereinafter such services shall be collectively referred to as the "Additional Services"). Customer shall pay SYSTRAN the cost for added value for such Additional Services (hereinafter referred to as the "Value Fee(s)"). The Value Fee(s) will be reflected on Customer's daily settlement statement.

PAGE 1 - 8500 FACTORING AGREEMENT
         Revised 4-17-01

4.   DEPOSIT

     4.1 In order to secure Customer's Obligations hereunder, Customer shall deliver to SYSTRAN a deposit equal to twenty five percent (25%) of Customer's Bills that are ninety (90) days old or less computed from date of purchase ("Deposit").

     4.2 ADJUSTMENT OF DEPOSIT. The amount of Customer's Deposit will be reviewed and, if necessary, adjusted each day. Increases in the amount of Customer's Deposit will be withheld by SYSTRAN from payments to Customer. If sufficient Bills are not purchased to fund the increase, Customer will pay the amount of the increase upon demand. Decreases will be repaid to Customer from Customer's Deposit amount.

     4.3 REPAYMENT OF DEPOSIT. Upon termination of the Agreement, (a) SYSTRAN may increase the Deposit percentage to 100%, in its sole discretion, and (b) all other sums that may become due to Customer by SYSTRAN will be included in the Deposit. Any shortfall in the Deposit shall bear interest at the rate of four percent (4%) per month.

5.   SECURITY INTEREST

     5.1 The purchase of The Bill(s) of Customer by SYSTRAN is absolute subject to the right to Chargeback. In addition to the outright ownership of The Bill(s) purchased by SYSTRAN, to secure the payment and performance of Customer's Obligations to SYSTRAN, Customer grants SYSTRAN a security interest in all Customer's present and future Bill(s) and Special Purchase Bill(s), accounts, deposit accounts, chattel paper, contract rights, general intangibles, instruments, and documents, and the proceeds of the foregoing, including proceeds in the form of inventory and/or equipment (the "Collateral").

     5.2 FINANCING STATEMENTS. Customer shall not execute or file any financing statement, supplements or amendments thereto, or any other instruments or security agreement covering the Collateral described above in favor of anyone other than SYSTRAN. Customer shall execute and deliver to SYSTRAN any financing statements, title documents, supplements hereunder or the priority of such security interest. CUSTOMER AUTHORIZES SYSTRAN TO SIGN ITS NAME TO ANY SUCH FINANCING STATEMENT AND FILE SAME IN CUSTOMER'S NAME COVERING THE COLLATERAL. Customer shall pay all costs of filing such statements or instruments with appropriate governmental authorities together with the costs of all lien searches. Customer agrees that either a carbon, photocopy, or other reproduction of this Agreement is sufficient as a financing statement under this Agreement.

     5.3 SYSTRAN may, in its sole discretion, elect to discharge any security interest, lien or other encumbrance upon any of the Bill(s) for services rendered or goods sold purchased by SYSTRAN. Any such payments and all expenses incurred in connection therewith shall be treated as a Chargeback. Notwithstanding the foregoing, SYSTRAN shall have no obligation to discharge any such security interest, lien or encumbrance.

6.   RECOURSE, DISPUTES AND CHARGEBACKS

     6.1 All of The Bill(s) are purchased by SYSTRAN from Customer with Recourse. All of The Bill(s) may be Chargedback to Customer at any time after ninety (90) days for a Commercial Account and steamship companies, and ninety
(90) days for Transportation Account(s) after the purchase date of The Bill(s) if not collected from Debtor within such period or at any time, if SYSTRAN determines, in its sole discretion, that The Bill(s) is not collectible. All of The Bill(s) owing by Canadian Debtors or logistics companies are subject to Chargeback sixty (60) days from the date of purchase by SYSTRAN. SYSTRAN shall not deem a disputed Bill or Special Purchase Bill uncollectible without allowing Customer a reasonable time to settle the dispute not to exceed fourteen (14) days from notice of dispute. It is within SYSTRAN'S discretion as to when The Bill(s) over such time periods may be Chargedback to Customer.

     6.2 SYSTRAN reserves the right, however, from time to time and at its absolute discretion, to Chargeback to Customer any of The Bill(s) which do not conform to the representations and warranties set forth in the Agreement or are discovered not to conform with the reasonable standards which SYSTRAN may set for The Bill(s). SYSTRAN shall have a continuing security interest in any and all of The Bill(s) which are Chargedback to the Customer. Chargeback of any of The Bill(s) does not authorize Customer to collect any outstanding sum owing on The Bill(s) from a Debtor.

     6.3 COLLECTION OF BILLS. SYSTRAN may, but is not required to, commence any action, including legal action, to collect The Bill(s). All costs of collection, including attorney fees, court fees, and costs of investigation, will be charged to the Customer. Prior to any event of default by a Debtor, SYSTRAN will commence litigation only with Customer's authorization. Subsequent to an event of default, SYSTRAN may file suit as it deems necessary without Customer's authorization. In the event of default, Customer hereby grants authorization to SYSTRAN to settle or compromise any freight bill dispute, including litigation, with any uncollected amount being subject to Chargeback, together with all other amounts for which Customer is obligated to SYSTRAN.

     6.4 CLEARANCE DAYS. Clearance Days shall mean (i) three (3) business days for checks drawn on banks located within the United States and for all electronic funds transfers, and (ii) three (3) business days for all other payments. For all purposes and computations under this Agreement, Clearance Days will be added to the date on which any payment is received by SYSTRAN.

7.   WARRANTIES AND REPRESENTATIONS

     7.1 Customer warrants and represents with respect to all of The Bill(s) sold to SYSTRAN that (a) The Bill(s) are genuine and in all respects what they purport to be; (b) Customer has good title to The Bill(s) and The Bill(s) are free and clear of all encumbrances, liens and prior claims, and that the Customer has the legal right to sell The Bill(s); (c) Customer has no knowledge of any fact which may impair the validity of The Bill(s) or make them uncollectible in accordance with its terms and face amount; (d) for transportation Customers, The Bill(s) were made in accordance with the laws and the regulations of the Federal Highway Administration or other federal regulatory agency, and the appropriate state regulatory commission or made according to lawful and valid contracts which Customer has executed; (e) for transportation Customers. The Bill(s) are supported by lawful, effective and complete bills of lading or other contract of carriage together with bona fide, genuine, valid and signed delivery receipts, and Customer will not modify or delete any of the terms of the original Bills or Special Purchase Bills or bill of lading with respect to same; (f) there are no counterclaims or setoffs or defenses existing in favor of the Debtor, whether arising from the services provided or goods sold which are the subject of The Bill(s) or otherwise and there has been no agreement as to the issuance or granting of any discount on The Bill(s); (g) The Bill(s) are not a duplicate of and do not cover the same services provided or good sold as a Bill or Special Purchase Bill previously purchased by SYSTRAN from the Customer or billed directly by the Customer to the Debtor; (h) Customer does not own, control, or exercise dominion over the business of any Debtor whose Bills or Special Purchase Bills are factored by Customer to SYSTRAN. Customer is not a subsidiary of any Debtor and no Debtors control or exercise dominion over the business of Customer; (i) Customer will not under any circumstances or in any manner whatsoever interfere with any of SYSTRAN's rights under this Agreement in connection with SYSTRAN's factoring of The Bill(s); (j) Customer has not and will not pledge the credit of SYSTRAN to any person or business for any purpose whatsoever; (k) for non-transportation Customers, until the sale by Customer to Debtor of the goods described in The Bill(s), Customer has good title to the goods sold, the goods were free of all encumbrances, liens and prior claims, and Customer had the legal rights to sell the goods.

     7.2 If the Customer is a corporation, partnership or limited liability company, it is duly organized, existing, and in good standing under the laws of Minnesota. If Customer represents him or herself to be a sole proprietorship or a partnership, such representation shall be deemed conclusive and binding upon Customer. Customer is duly qualified to do business and is in good standing in every other state in which such qualification is required. If Customer is a corporation, partnership or limited liability company, execution, delivery and performance hereof are within its corporate or entity powers, have been duly authorized, and are not in contradiction of law or the terms of its charter, by-laws, partnership agreement, operating agreement or other entity papers, or any indenture, agreement or undertaking to which it is a party or by which it is bound. In addition, the Customer has all licenses and certificates necessary for the operation of its business and the Issuance of The Bill(s).

PAGE 2 - 8500 FACTORING AGREEMENT
         REVISED 4-17-01

8.   AUTHORITY

Customer irrevocably authorizes SYSTRAN or any person designated by SYSTRAN to: bill, receive and collect all amounts which may be due or become due to Customer from Debtors and to use Customer's name for purposes of billing and collection of amounts due; delete Customer's address on all invoices mailed to Debtor and substitute SYSTRAN's address; receive, open and dispose of all mail addressed to Customer or Customer's trade name at SYSTRAN's address; negotiate checks received in payment whether payable to Customer or to SYSTRAN, endorse the name of Customer or Customer's trade name on any checks or other evidences of payment that may come into the possession of SYSTRAN on The Bill(s) purchased by SYSTRAN and on any invoices or other document relating to any of The Bill(s); in Customer's name, or otherwise, demand, sue for, collect and get or give releases for any and all monies due or to become due on The Bill(s); compromise, prosecute, or defend any action, claim or proceeding as to The Bill(s) purchased by SYSTRAN; take all steps necessary to ensure payment of such amounts due and do any and all things in Customer's name necessary and proper to carry out the purpose intended by this Agreement.

9.   ADDITIONAL DOCUMENTS

     The Customer shall execute and deliver all such additional and further instruments as may be reasonably requested by SYSTRAN in order to more completely vest in and assure to SYSTRAN and make available to it, the property and rights herewith or hereafter granted or assigned and transferred to SYSTRAN as Collateral and to evidence the sale of The Bill(s) to SYSTRAN and to carry into effect the provisions and intent of this Agreement.

10.  LOCATION OF BOOKS AND RECORDS, PLACE OF BUSINESS

     Customer's place of business is the one set forth in this Agreement and all of its books, accounts, correspondence, papers and records pertaining to the services performed or sales of products are located there, and all such books, accounts, correspondence, papers and records will be opened for SYSTRAN's inspection at all reasonable times.

11.  INDEMNIFICATION OF SYSTRAN; SALES AND EXCISE TAXES

     Customer will indemnify and hold SYSTRAN harmless against any and all liability, loss or expense, including attorney's fees and costs, caused by or arising out of any claims or alleged claims asserted relating in any manner to The Bill(s) purchased by SYSTRAN hereunder or subject to SYSTRAN's security interest, including, but not limited to, claims asserted against SYSTRAN pursuant to Chapter 5, Title 11 of the United States Code. In the event any sales or excise taxes are imposed by any state, federal or local authorities with respect to any of The Bill(s) sold and assigned hereunder, where such taxes are required to be withheld or paid by SYSTRAN, Customer shall also indemnify SYSTRAN and hold it harmless with respect to all such taxes and hereby authorizes SYSTRAN to charge to Customer's account any such tax that is paid or withheld by SYSTRAN. SYSTRAN may charge the Deposit or initiate legal proceedings to collect any amount due under this paragraph. This paragraph shall survive and remain effective following the termination of the Factoring Agreement.

12.  FINANCIAL INFORMATION

     So long as Customer factors or has any absolute or contingent obligation of any kind owing to SYSTRAN, the Customer will provide information regarding the business, affairs and financial condition of Customer and its subsidiaries as SYSTRAN may reasonably request, including financial statements.

13.  BANKRUPTCY

     Customer agrees to notify SYSTRAN of any voluntary or involuntary bankruptcy petition filed by or against it or any guarantor within twenty-four
(24) hours of such filing.

14.  REORGANIZATION, ACQUISITIONS, CHANGE OF NAME OR LOCATION

     Customer will not, and will not permit any subsidiary to merge or consolidate with or into any corporation or other entity, or sell, lease, transfer, or otherwise dispose of all or any substantial part of its assets, whether now owned or hereafter acquired. Customer shall notify SYSTRAN in writing not less than thirty (30) days prior to (a) any change of its name or use of any trade names; or (b) any change in the address of the chief executive office and/or chief place of business of Customer or the location of any records pertaining to The Bill(s).

15.  LITIGATION

     Except as disclosed in writing, Customer represents and warrants to SYSTRAN as follows: There are no suits or proceedings pending or to the knowledge of Customer, threatened against or affecting Customer or any of its subsidiaries which, if adversely determined, would have a material adverse effect on the financial condition or business of Customer and its subsidiaries and there are no proceedings by or before any governmental commission, board, bureau, or other administrative agency pending or, to the knowledge of Customer, threatened, against Customer or any of its subsidiaries. Further, Customer represents and warrants there is no claim, loss contingency, or proceeding, whether or not pending, threatened or imminent, against or otherwise affecting Customer that involves the possibility of any judgment or liability not fully covered by insurance or that may result in a material adverse change in the business, properties, or condition, financial or otherwise, of Customer.

16.  TRADE NAMES

     Customer represents and warrants to SYSTRAN that it utilizes no trade names or assumed business names in the conduct of its business except Innovative Gaming Corporation of America.

17.  TAXES

     Customer represents and warrants to SYSTRAN that: Customer has filed all federal, state, and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments, and other governmental charges.

18.  TERM AND TERMINATION

     18.1 This Agreement is for a term of twelve full months to begin on the Commencement Date as defined in paragraph 1(c) herein. The term of this Agreement shall renew automatically for an additional twelve full months unless sooner terminated in accordance with the terms of the Agreement. Customer may terminate this Agreement effective at the end of any term by giving thirty (30) days prior written notice to SYSTRAN at the address set forth in this Agreement. Customer may continue to offer any of The Bill(s) to SYSTRAN during such thirty
(30) day period. SYSTRAN may terminate this Agreement at any time and for any reason by notifying Customer in writing of such termination.

     18.2 All of Customer's representations, warranties, and other provisions of this Agreement shall survive such termination until SYSTRAN has been paid in full and Customer has fully performed all of its obligations. In addition, should any transfer of money or property to SYSTRAN hereunder be avoided in a bankruptcy proceeding involving Customer, any Debtor of Customer, or otherwise, the Customer's Obligations hereunder shall be reinstated and/or supplemented to the extent of the avoided transfer, whether or not this Agreement has otherwise been terminated.


PAGE 3 - 8500 FACTORING AGREEMENT
         Revised 4-17-01

     18.3 Notwithstanding the foregoing, Customer has the option to terminate this Agreement prior to the end of any term by giving SYSTRAN thirty (30) days prior written notice. Customer may continue to offer any of The Bill(s) to SYSTRAN during such thirty (30) day period. Customer shall be deemed to have terminated this Agreement prior to the end of any term on the date that Customer shall have ceased presenting The Bill(s) to SYSTRAN in the normal course for an uninterrupted period of thirty (30) days ("Deemed Termination"). Upon notice of early termination, or the date of a Deemed Termination by Customer, prior to the end of any term, whether or not Customer continues to offer The Bill(s) to SYSTRAN during the thirty (30) day notice period applicable to Customer, Customer shall be obligated to pay to SYSTRAN, and Customer's Deposit may be charged, an early termination premium ("Early Termination Premium") in an amount equal to two point seven nine percent (2.79%), or the then current Service Fee specified in Section 3.1 or any subsequent amendment to Section 3.1, whichever fee is greater, times the dollar volume of The Bill(s) purchased by SYSTRAN during the month in which Customer's dollar volume of The Bill(s) purchased by SYSTRAN was the greater multiplied by the number of months remaining in the then current term, or eleven (11) months, whichever is lower.

     18.4 Any partial month remaining in the current term shall constitute a full month for the purpose of calculating the Early Termination Premium. In addition, if SYSTRAN buys Bills from Customer as part of a Special Purchase Bill, and should Customer terminate this Agreement within the first four (4) months of the term of this Agreement, Customer's Deposit shall be charged an Early Termination Premium in the amount of the balance of the Deposit on the termination date. The termination date shall be thirty (30) days after SYSTRAN's receipt of the termination notice or on the Deemed Termination date, unless a termination notice specifies a date that is more than thirty (30) days but less than sixty (60) days after SYSTRAN's receipt of the termination notice.

     18.5 If SYSTRAN terminates this Agreement prior to the end of any term upon any default in the performance of Customer under this Agreement, in view of the impracticality and extreme difficulty in ascertaining actual damages and by mutual agreement of the parties as to the reasonable calculation of SYSTRAN's lost profits as a result thereof, Customer shall be obligated to pay SYSTRAN upon the effective date of such termination, and Customer's Deposit may be charged, a premium in an amount equal to the Early Termination Premium as set forth above. If Customer terminates this Agreement pursuant to the terms thereof, Customer shall immediately remit and pay to SYSTRAN, at the time of termination, all Obligations due and owing to SYSTRAN and/or its affiliates by Customer, under this and any other Agreement.

19.  EVENTS OF DEFAULT

     19.1  The following shall be events of default under the terms of this
Agreement: (a) default by Customer in the performance of any Obligation to SYSTRAN or any other financial institution or bank; (b) Customer agrees to the appointment of a receiver for its assets, makes general assignment for the benefit of creditors or declares that it is unable to pay its debts as they mature; (c) Customer files a proceeding under any law for the relief of Debtors, including but not limited to, Title 11 of the United States Code, referred to as "The Bankruptcy Code" or any other similar law which may exist; (d) any involuntary petition under the Bankruptcy Code or similar statute has been filed against the Customer and not dismissed within sixty (60) days after filing without the entry of an order for relief; (e) the issuance of an attachment, execution, tax assessment or similar process against the Customer or its property which is not released within ten (10) days of its attachment; (f) any change in the conditions, financial or otherwise, of the Customer which reasonably caused SYSTRAN to deem itself insecure.

     19.2 In addition to all other remedies provided by law, upon the occurrence of an event of default, SYSTRAN may immediately, and without notice to the Customer, increase the amount of the Deposit required under Section 4 of this Agreement to one hundred percent (100%) of the outstanding amount of Bills purchased from the Customer ("100% Deposit"), and the Customer shall immediately deliver to SYSTRAN funds sufficient to create this 100% Deposit.

     19.3 SYSTRAN may, upon default under the Agreement or any of the agreements, collect any Obligation owing to SYSTRAN or any of its affiliates by debiting Customer's account, attach any funds owing to Customer by SYSTRAN or its affiliates, and exercise any other remedy available to SYSTRAN under the Agreements or at law. Any deficiency arising under this Agreement shall accrue interest at the annual rate of twelve percent (12%) or the highest amount allowed by law, whichever is higher, from the date the deficiency is incurred.

20.  EXPENSES

     20.1 Customer shall reimburse SYSTRAN for all fees, costs and expenses incurred by SYSTRAN in relation to this Agreement. SYSTRAN may, at any time, and without regard to any remedy listed above, demand from Customer payment of the outstanding fees, costs and expenses.

     20.2 ATTORNEYS' FEES. With respect to any default under this Agreement, Customer shall reimburse SYSTRAN for all costs and expenses incurred by attorneys, including both SYSTRAN's in-house attorneys and outside attorneys' and paralegals' whether or not a lawsuit or other court action is actually filed in connection with the event of default. In the event that a suit, action, arbitration, or other proceeding of any nature, including, without limitation, any proceeding under The Bankruptcy Code, any action seeking a declaration of rights or an action for rescission is instituted to interpret or enforce this Agreement, including, but not limited to such fees and costs associated with trial and appeals, Customer agrees to pay the reasonable attorneys' fees incurred in connection with any such proceeding as awarded by the court.

     20.3 OTHER PROFESSIONALS AND EXPERTS. With respect to any event of default under this Agreement, SYSTRAN in its sole discretion may retain accountants, auditors, appraisers and other experts and the Customer agrees to pay the professional fees, expert fees and all other fees and costs reasonably and actually incurred in connection with the services provided.

     20.4 NO LIEN TERMINATION WITHOUT RELEASE. In recognition of SYSTRAN's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full or all Obligations by Customer, SYSTRAN shall not be required to record any terminations or satisfactions of any of SYSTRAN's liens on the Collateral unless and until Customer has executed and delivered to SYSTRAN a general release in a form reasonably satisfactory to SYSTRAN. Customer understands that this provision constitutes a waiver of its rights under Section 9-404 of the UCC.

     20.5 JURY TRIAL WAIVER. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21.  JURISDICTION AND VENUE

     This Agreement shall be deemed to be a contract under the laws of the State of Oregon and for all purposes shall be governed by and construed in accordance with the laws of that state. Customer irrevocably agrees that any legal action or proceeding brought by or against Customer with respect to the Agreement shall be brought in the courts of the State of Oregon or in the U.S. District Court for the District of Oregon. Customer consent to the jurisdiction

PAGE 4 - 8500 FACTORING AGREEMENT
         Revised 4-17-01
of such courts and that the venue for any such section shall be the County of Clackamas. This provision shall not limit the right of SYSTRAN to bring such actions or proceedings against Customer in the court of such other states or jurisdictions where Customer may be subject to jurisdiction. Customer expressly authorizes service of process in any such suit or action on its behalf upon Registered Agent: LOREN A. PIEL, at (address) 333 ORVILLE WRIGHT CT. LAS VEGAS, NV 89119 or upon such other agent as SYSTRAN may approve in writing, as its agent for such purposes and that service may be deemed complete upon delivery via expedited national overnight delivery service.

22.  WAIVER NOTICE

     The waiver by SYSTRAN of the breach of any term of this Agreement or of the compliance therewith shall not be constituted as a waiver of any other breach of compliance. Notices from either party to the other shall be given in writing and mailed prepaid, registered or certified mail, or placed in the hands of a national overnight delivery service, addressed to the addresses set forth opposite each party's name below, or at such other address as either party may hereafter advise the other in writing.

23.  ASSIGNMENT

     Customer may not assign any of its rights or obligations hereunder. SYSTRAN may assign or grant a security interest in this Agreement or in any of The Bill(s) purchased by SYSTRAN. SYSTRAN may assign any of its rights and remedies with respect to The Bill(s) including the right to notify Debtors to make payment to SYSTRAN's assigns.

24.  SEVERABILITY

     The provisions of this Agreement are severable and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable such holding shall not affect or impair any other provisions hereof.

25.  COMPLETE UNDERSTANDING

     This Agreement comprises the complete understanding among the parties and may only be varied by a writing executed by the parties hereto. Paragraph headings are for convenience only.

26.  THIRD PARTY CONSULTATION

     Customer hereby agrees and acknowledges that it has had the opportunity to seek out and consult with legal counsel and/or independent business advisors of its own choosing in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement, or any part hereof to be drafted.

27.  NO OFFER/COMMITMENT

     The presentation of this Agreement to Customer does not constitute either an offer or commitment in purchase The Bill(s) or to extend to credit to Customer.

28.  CREDIT INFORMATION

     Customer authorizes SYSTRAN or any of its affiliates to obtain credit bureau reports, and make other credit inquiries that it determines are necessary. On Customer's written request, SYSTRAN will inform Customer whether SYSTRAN has requested a consumer credit report and the name and address of any consumer credit reporting agency that published a report. Customer acknowledges that without further notice SYSTRAN may use or request additional credit bureau reports to update its information so ling as Customer obligations to SYSTRAN are outstanding.



SYSTRAN FINANCIAL SERVICES CORPORATION  INNOVATIVE GAMING CORPORATION OF AMERICA


By: /s/ [SIGNATURE ILLEGIBLE]           By: /s/ [SIGNATURE ILLEGIBLE]
    --------------------------              --------------------------

Title: Vice President                   Title: Chairman and CEO
    ------------------------                --------------------------

Date: 6/19/01                           Date:  May 22, 2001
    ------------------------                --------------------------


Address: 4949 SW Meadows Drive          Address: 333 Orville Wright Ct.
Suite 500                               Las Vegas, NV 89119
Lake Oswego, Oregon 97035               Witnesses:

                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                            ---------------------------


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                            ---------------------------

                                  EXHIBIT "A"

                 TO THE FACTORING AGREEMENT DATED MAY 22, 2002

The Service Fee shall be equal to two point zero (2.0%) percent of the face amount of all of The Bills purchased. In addition, SYSTRAN shall charge and Customer shall pay a fee at an annual rate equal to prime plus two point zero (2.0%) percent of all funds utilized by SYSTRAN to purchase The Bills. Price is defined as the price rate as announced by Wells Fargo Bank N.A. Funds utilized by SYSTRAN shall be calculated by SYSTRAN on a daily basis based upon all of The Bills which are unpaid and outstanding, less the Deposit.


Innovative Gaming Corporation of America


By: /s/ ROLAND M. THOMAS
   ---------------------------

Title: Chairman and CEO
   ---------------------------

Date: May 22, 2002
   ---------------------------

                        ADDENDUM TO FACTORING AGREEMENT


This Addendum is to the Factoring Agreement (the "Agreement"), dated 5/22/01 between Systran Financial Services Corporation ("SYSTRAN") and Innovative Gaming Corporation of America, Inc. (the "Customer").

Customer and SYSTRAN agree that the following provision shall become a part of the Factoring Agreement:

     GUARANTY OF XERTAIN, INC.

     Customer has represented to Systran that the its parent corporation IGCA Acquisition Corp. is presently in the process of acquiring all the outstanding shares of Xertain, Inc. Systran understands that once the acquisition is complete, Xertain, Inc. is to become a sister corporation to Customer. As a prerequisite for entering into the Agreement with Customer, Systran has required the guaranty of all Customer's obligations under the Agreement from its parent, IGCA Acquisition Corp. corporation. Customer understands that Systran will also require the guaranty of Xertain, Inc. once it is acquired as a condition of continuing the factoring relationship with Customer. Customer further understands that Systran must receive the executed Guaranty of Xertain, Inc. as soon as acquisition is complete or, in any event, no later than September 28, 2001. Failure to provide the Guaranty of Xertain, Inc. by the required date shall constitute an event of default under the Agreement and give rise to Systran being able to pursue all of its available legal remedies under the Agreement including the right to terminate the Agreement and otherwise enforce all of Customer's outstanding obligations.

        The parties agree that the terms of this Addendum shall be incorporated in terms of the Agreement.


INNOVATIVE GAMING CORPORATION            SYSTRAN FINANCIAL SERVICES CORPORATION
OF AMERICAN

By: /s/  [SIGNATURE ILLEGIBLE]           By: /s/  [SIGNATURE ILLEGIBLE]
    ------------------------------           ------------------------------

Title: Chairman & CEO                    Title: Vice President
       ---------------------------              ---------------------------

Dated: May 22, 2002                      Dated: June 19, 2001
       ---------------------------              ---------------------------

                     SYSTRAN FINANCIAL SERVICES CORPORATION
                          CORPORATE GUARANTY AGREEMENT

This Guaranty Agreement ("Guaranty") is made by Innovative Gaming, Inc. ("Guarantor"), whose address is set forth on the last page hereof.

Innovative Gaming Corporation of America ("Customer"), whose address is 333 Orville Wright Ct., Las Vegas, NV 89119 has applied to SYSTRAN Financial Services Corporation and its affiliates, including but not limited to Textron Financial Corporation ("SYSTRAN") for factoring services, and as a condition of providing such services to Customer, SYSTRAN has required Guarantor to provide a Corporate Guaranty on the terms and conditions hereinafter set forth. (SYSTRAN requires the corporate guaranty because customer and guarantor are affiliated corporations.)

Guarantor acknowledges and understands that this Guaranty is made for the purpose of providing additional security to SYSTRAN to provide factoring services to Customer.

Therefore, in consideration of providing such services to Customer, Guarantor unconditionally covenants, warrants and agrees with SYSTRAN as follows:

     1. The assumption by Guarantor of the obligations described herein will result in a direct financial benefit both to Guarantor and to Customer.

     2. Guarantor hereby unconditionally guarantees to SYSTRAN the full and prompt performance of all obligations of Customer to SYSTRAN required under the Factoring Agreement. The obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect so long as Customer is receiving factoring services from SYSTRAN. Upon termination of Customer's Factoring Agreement with SYSTRAN, this Guaranty shall remain in full force and effect until all obligations of Customer to SYSTRAN have been discharged and satisfied in full and SYSTRAN has expressly acknowledged the same.

          The obligations of Guarantor hereunder shall not be affected by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets of Customer or by Customer's insolvency, receivership, bankruptcy, assignment for the benefit of creditors, or similar proceedings affecting Customer or any other Guarantor of Customer's obligations to SYSTRAN. The obligations of Guarantor shall remain in full force and effect without regard to any extension or modification of terms between SYSTRAN and Customer.

          Guarantor further unconditionally guarantees and agrees to pay SYSTRAN any and all payments or transfers made by Customer to SYSTRAN under the Factoring Agreement and/or the Deposit and Security Agreements contained therein, which payments and/or transfers are avoided as preferential transfers, fraudulent transfers or otherwise in a bankruptcy or other proceeding involving Customer, whether or not Customer's Factoring Agreement has been terminated, renounced or surrendered, or Customer has been discharged from its obligations thereunder.

     3. No set off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which Customer may have against SYSTRAN shall be available to Guarantor hereunder, and Guarantor hereby expressly waives the same as to SYSTRAN.

     4. Guarantor waives notice of any kind of Guarantor personally and agrees that any notice given to Customer shall also be deemed adequate notice to Guarantor.

     5. Guarantor agrees that this Guaranty shall be enforceable in the State of Oregon. Guarantor hereby agrees to be subject to the jurisdiction of the courts of Oregon for purposes of such enforcement.

     6. If SYSTRAN retains the services of an attorney to enforce this Guaranty, Guarantor agrees to pay attorney's fees and other costs and expenses incurred by SYSTRAN even though no suit or action is filed. If a suit or action is filed, the prevailing party shall be entitled to recover, in addition to costs and expenses, such award of attorney's fees as the trial or appellate court decree reasonable.

     7. Upon the occurrence of a default by Customer with respect to any of its obligations to SYSTRAN under the Factoring Agreement, SYSTRAN shall then have the immediate right to proceed first and directly against Guarantor under this Guaranty without proceeding against Customer or exhausting any other remedies which it may have against Customer's obligations to SYSTRAN.

          Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Customer that arises hereunder as a result of sums paid to SYSTRAN pursuant to this Guaranty including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of SYSTRAN against Customer or any security which SYSTRAN now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under law or otherwise.

     8. No remedy herein conferred upon SYSTRAN is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, now or hereafter existing at low or in equity. No delay or omission by SYSTRAN to exercise any right accruing upon any default or failure of performance by Customer in SYSTRAN shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed to be expedient by SYSTRAN.

                                        Dated and Effective MAY 22, 2001
                                                           ---------------------

                                        GUARANTOR

                                        Innovative Gaming Inc.

                                         /s/ ROLAND M. THOMAS
                                        ----------------------------------------
                                        (Signature of Guarantor & Title)

                                         333 ORVILLE WRIGHT CT.
                                        ----------------------------------------
                                        (Address)

                                         LAS VEGAS, NV 89119
                                        ----------------------------------------
                                        (Address)

                                         (702) 614-7199
                                        ----------------------------------------
                                        (Area Code & Telephone Number)

Systran Financial Services Corporation
CORPORATE GUARANTY AGREEMENT Continued...

--------------------------------------------------------------------------------
                       (To be filled in by Notary Public)

State of Nevada

County of Clark

On this 22nd day of May, 2001, before me personally appeared Roland M. Thomas whose identity is personally known to me (or proved to me on the basis of satisfactory evidence) and who by me duly sworn (or affirmed) did say that he
(she) is the Chairman (title or office) of the Corporation and that said document was signed by him (her) in behalf of said corporation by authority of its bylaws or of a Resolution of its Board of Directors, and acknowledged to me that said corporation executed the same.

                                                      ALLAN WELBORN
                                               ---------------------------
                                               (Signature of Notary Public


My Commission Expires:

Sept. 22, 2002
                                                        [STAMP]
Accepted:

SYSTRAN Financial Services Corporation

/s/ [SIGNATURE ILLEGIBLE], VP
--------------------------------
(Signature)

                        CERTIFIED COPY OF RESOLUTION OF

                               BOARD OF DIRECTORS

                        TO ACCOMPANY CORPORATE GUARANTY


I, the undersigned Secretary or Assistant Secretary of Innovative Gaming, Inc. (the "Corporation"), HEREBY CERTIFY as follows: The Corporation is organized and existing under and by virtue of the laws of the State of Nevada. The Corporation has its principal office at 333 Orville Wright Court, Las Vegas Nevada.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on May 22, 2001, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers or employees of this Corporation, whose actual signatures are show below:


NAMES                       POSITIONS             SIGNATURES
-----                       ---------             ----------


----------------          President               --------------------

----------------          Vice President          --------------------

Loren A. Piel             Secretary                /s/ LOREN A. PIEL
----------------                                  --------------------

Roland M. Thomas          Chairman & CEO          /s/ ROLAND M. THOMAS
----------------          --------------          --------------------

acting for and on behalf of this Corporation and as for its set and deed be, and they hereby are, authorized and empowered in the name of the Corporation:

     Guaranty: To guarantee and act as surety for any and all indebtedness incurred by Innovative Gaming Corporation of America to SYSTRAN Financial Services Corporation and its affiliates, including but not limited to Textron Financial Corporation, at any time owing, including any extensions or modifications thereof, on such guaranty or surety terms as may be agreed upon between the officer or employees of this Corporation without limit (the "Guaranty").

     Further Acts. To do and perform such other acts and things and to execute and deliver such other documents as may in their discretion be deemed reasonably necessary or proper in order to carry into effect any of the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that these Resolutions shall remain in full force and effect until written notice of their revocation shall have been delivered to and received by SYSTRAN Financial Services Corporation. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that these Resolutions are not in conflict with any provisions of the Articles of Incorporation or By-Laws of the Corporation.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on May 22, 2001.

                                             /s/ LOREN A. PIEL
                                             --------------------------------
                                             Secretary or Assistant Secretary

================================================================================
                       (To be filled in by Notary Public)

State of Nevada

County of Clark

On the 22 day of May, 2001 before me personally appeared Loren A. Piel, whose identity is personally known to me (or proved to me on the basis of satisfactory evidence) and who by me duly sworn (or affirmed), did say that he (she) is the secretary (title or office) of the corporation and that said document was signed by him (her) in behalf of said corporation by authority of its bylaws or a Resolution of its Board of Directors, and acknowledged to me that said corporation executed the same.

My Commission Expires:        /s/ ALLEN WELBORN
                              -----------------         [NOTARY PUBLIC SEAL]
Sept. 22, 2002                  Notary Public

                     SYSTRAN FINANCIAL SERVICES CORPORATION

                          CORPORATE GUARANTY AGREEMENT


This Guaranty Agreement ("Guaranty") is made by IOCA Acquisition Corp. ("Guarantor"), whose address is set forth on the last page hereof.

Innovative Gaming Corporation of American ("Customer"). Whose address is 333 Orville Wright Ct. Las Vegas, NV 89119 has applied to SYSTRAN Financial Service Corporation and its affiliates, including but not limited to Textron Financial Corporation ("SYSTRAN") for factoring services, and as a condition of providing such services to Customer, SYSTRAN has required Guarantor to provide a Corporate Guaranty on the terms and conditions hereinafter set forth. [SYSTRAN requires the corporate guaranty because customer and guarantor are affiliated corporations.]


Guarantor acknowledges and understands that this Guaranty is made for the purpose of providing additional security to SYSTRAN to provide factoring services to Customer.

Therefore, in consideration of providing such services to Customer, Guarantor unconditionally covenants, warrants and agrees with SYSTRAN as follows:

     1. The assumption by Guarantor of the obligations described herein will result in a direct financial benefit both to Guarantor and to Customer.

     2. Guarantor hereby unconditionally guarantees to SYSTRAN the full and prompt performance of all obligations of Customer to SYSTRAN required under the Factoring Agreement. The obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect so long as Customer's receiving factoring services from SYSTRAN. Upon termination of Customer's Factoring Agreement with SYSTRAN, this Guaranty shall remain in full force and effect until all obligations of Customer to SYSTRAN have been discharged and satisfied in full and SYSTRAN has expressly acknowledged the same.

          The obligations of Guarantor hereunder shall not be affected by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the areas of Customer or by Customer's insolvency, receivership, bankruptcy, assignment for the benefit of creditors, or similar proceedings affecting Customer or any other Guarantor of Customer's obligations to SYSTRAN. The obligations of Guarantor shall remain in full force and effect without regard to any extension or modification of terms between SYSTRAN and Customer.

          Guarantor further unconditionally guarantees and agrees to pay SYSTRAN any and all payments or benefits made by Customer to SYSTRAN under the Factoring Agreement and/or the Deposit and Security/Agreements contained therein, which payments and/or transfers are avoided as preferential transfers, fraudulent transfers or otherwise in a bankruptcy or other proceeding involving Customer, whether or not Customer's Factoring Agreement has been terminated, renounced or surrendered or Customer has been discharged from its obligations thereunder.

     3. No set off, counterclaim reduction or diminution of any obligation or any defense of any kind or nature which Customer may have against SYSTRAN shall be available to Guarantor hereunder, and Guarantor hereby expressly waives the same as to SYSTRAN.

     4. Guarantor waives notice of any kind to Guarantor personally and agrees that any notice given to Customer shall also be deemed adequate notice to Guarantor.

     5. Guarantor agrees that this Guaranty shall be enforceable to the State of Oregon. Guarantor hereby agrees to be subject to the jurisdiction of the courts of Oregon for purposes of such enforcement.

     6. If SYSTRAN retains the services of an attorney to enforce this Guaranty, Guarantor agrees to pay attorney's fees and other costs and expenses incurred by SYSTRAN even though no suit or action is filed. If a suit or action is filed, the prevailing party shall be entitled to recover, in addition to costs and expenses, such award of attorney's fees as the trial or appellate court deems reasonable.

     7. Upon the occurrence of a default by Customer with respect to any of its obligations to SYSTRAN under the Factoring Agreement, SYSTRAN shall then have the immediate right to proceed first and directly against Guarantor under this Guaranty without proceeding against Customer or exhausting any other remedies which it may have against Customer's obligations to SYSTRAN.

          Guarantor hereby waives any claims, right or remedy which such Guarantor may now have or hereafter acquire against Customer that arises hereunder as a result of sums paid to SYSTRAN pursue to this Guaranty including, without limitation, any claim remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of SYSTRAN against Customer or any security which SYSTRAN now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under law or otherwise.

     8. No remedy herein conferred upon SYSTRAN is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, now or hereafter existing at law or in equity. No delay or omission by SYSTRAN to exercise any right accruing upon any default of failure of performance by Customer to SYSTRAN shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed to be expedient by SYSTRAN.


                                        Dated and Effective   May 22, 2001

                                        GUARANTOR:

                                        IGCA Acquisition Corp.


                                         [Signature Illegible]
                                        ---------------------------------------
                                        (Signature of Guarantor & Title)

                                         333 Orville Wright Ct.
                                        ---------------------------------------
                                        (Address)

                                         Las Vegas, NV 89119
                                        ---------------------------------------
                                        (Address)

                                         (702) 614-7199
                                        ---------------------------------------
                                        (Area Code & Telephone Number)

Systran Financial Services Corporation
CORPORATE GUARANTY AGREEMENT Continued...

--------------------------------------------------------------------------------
                       (To be filled in by Notary Public)

State of Nevada

County of Clark

On this 22nd day of May, 2001, before me personally appeared Roland M. Thomas whose identity is personally known to me (or proved to me on the basis of satisfactory evidence) and who by me duly sworn (or affirmed) did say that he
(she) is the Chairman (title or office) of the Corporation and that said document was signed by him (her) in behalf of said corporation by authority of its bylaws or of a Resolution of its Board of Directors, and acknowledged to me that said corporation executed the same.

                                                      ALLAN WELBORN
                                               ---------------------------
                                               (Signature of Notary Public


My Commission Expires:

Sept. 22, 2002
                                                        [STAMP]
Accepted:

SYSTRAN Financial Services Corporation

/s/ [SIGNATURE ILLEGIBLE], VP
--------------------------------
(Signature)

                        CERTIFIED COPY OF RESOLUTION OF

                               BOARD OF DIRECTORS

                        TO ACCOMPANY CORPORATE GUARANTY


I, the undersigned Secretary or Assistant Secretary of IGCA Acquisition Corp. (the "Corporation"), HEREBY CERTIFY as follows: The Corporation is organized and existing under and by virtue of the laws of the State of Nevada. The Corporation has its principal office at 333 Orville Wright Court, Las Vegas Nevada 89119.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on May 22, 2001, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers or employees of this Corporation, whose actual signatures are show below:


NAMES                       POSITIONS             SIGNATURES
-----                       ---------             ----------


----------------          President               --------------------

----------------          Vice President          --------------------

Loren A. Piel             Secretary                /s/ LOREN A. PIEL
----------------                                  --------------------

Roland M. Thomas          Chairman & CEO          /s/ ROLAND M. THOMAS
----------------          --------------          --------------------

acting for and on behalf of this Corporation and as for its set and deed be, and they hereby are, authorized and empowered in the name of the Corporation:

     Guaranty: To guarantee and act as surety for any and all indebtedness incurred by Innovative Gaming Corporation of America to SYSTRAN Financial Services Corporation and its affiliates, including but not limited to Textron Financial Corporation, at any time owing, including any extensions or modifications thereof, on such guaranty or surety terms as may be agreed upon between the officer or employees of this Corporation without limit (the "Guaranty").

     Further Acts. To do and perform such other acts and things and to execute and deliver such other documents as may in their discretion be deemed reasonably necessary or proper in order to carry into effect any of the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that these Resolutions shall remain in full force and effect until written notice of their revocation shall have been delivered to and received by SYSTRAN Financial Services Corporation. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that these Resolutions are not in conflict with any provisions of the Articles of Incorporation or By-Laws of the Corporation.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on May 22, 2001.

                                             /s/ LOREN A. PIEL
                                             --------------------------------
                                             Secretary or Assistant Secretary

================================================================================
                       (To be filled in by Notary Public)

State of Nevada

County of Clark

On the 22 day of May, 2001 before me personally appeared Loren A. Piel, whose identity is personally known to me (or proved to me on the basis of satisfactory evidence) and who by me duly sworn (or affirmed), did say that he (she) is the secretary (title or office) of the corporation and that said document was signed by him (her) in behalf of said corporation by authority of its bylaws or a Resolution of its Board of Directors, and acknowledged to me that said corporation executed the same.

My Commission Expires:        /s/ ALLEN WELBORN
                              -----------------         [NOTARY PUBLIC SEAL]
Sept. 22, 2002                  Notary Public

           BILLS, ACCOUNTS, AND ACCOUNTS RECEIVABLE VALIDITY GUARANTY

     This Bills, Accounts and Accounts Receivable Validity Guaranty (this "Agreement") is executed as of May 22, 2001, by the undersigned guarantor(s) (individually and collectively, "Guarantor") in favor of Systran Financial Services Corporation and its affiliates ("SYSTRAN"). Capitalized terms not defined herein shall have the respective meanings set forth in the Factoring Agreement (as hereinafter defined).

                                    RECITALS

     A. SYSTRAN and Innovative Gaming Corporation of America ("Customer") have entered or will enter into a Factoring Agreement (the "Factoring Agreement"), pursuant to which SYSTRAN will provide accounts receivable financing to Customer (the "Financing"); and

     B. The Financing is or will be secured by, among other things, all Bills, accounts and accounts receivable in which Customer now or hereafter has rights.

                                   AGREEMENTS

     With knowledge that SYSTRAN will provide Financing to Customer in reliance upon the existence of this Agreement, Guarantor agrees with SYSTRAN as follows:

     1. Representation, Warrant, and Guaranty. Guarantor represents, warrants and guarantees to SYSTRAN that:

          a. Each of Customer's Bills submitted to SYSTRAN will: (i) be genuine, complete and, in all other respects, what it purports to be; (ii) be for an undisputed claim in the amount that Customer indicates to be owing to Customer; (iii) be free and clear of liens, claims and security interests of any party other than SYSTRAN; (iv) have arisen from the sale and delivery of goods or from services rendered by Customer in the ordinary course of Customer's business; (v) not be subject to any offset or defense, or be contingent upon the fulfillment of any condition; (vi) not involve an account debtor that controls, is controlled by, or is under common control with Customer, or that is an employee, agent, owner or shareholder of Customer; (vi) not constitute "chattel paper" or an "instrument", as those terms are defined in the Uniform Commercial Code.

            b. All cash, drafts and other revenues received by Customer from any source and for any reason will be forwarded to SYSTRAN in accordance with the terms of the Factoring Agreement.

            c. Guarantor hereby unconditionally guarantees to SYSTRAN the full and prompt performance of all obligations of Customer to SYSTRAN required under the Factoring Agreement to the extent such obligations arise from or are related to any and all acts of fraud and/or misrepresentation performed by Customer, its officers, directors, employees, affiliates, or any other person or entity acting for or on behalf of Customer in any capacity.

Guarantor will reimburse SYSTRAN, upon demand, for all loss and damage which SYSTRAN incurs as the result of the breach of any of the warranties of Warrantor set forth in this Agreement.

     2. Continuing Nature of Agreement. This Agreement is a continuing agreement and shall apply without regard to the form or the amount of the Bills, accounts or accounts receivable in existence at any time. Guarantor may prospectively revoke this Agreement by sending written notice to SYSTRAN, by certified mail return receipt requested, at the address of SYSTRAN specified below (the "Revocation Notice"). The revocation of this Agreement shall not be effective with respect to any Bills, accounts or

1 - 8504 VALIDITY GUARANTY (3-26-01)
accounts receivable submitted to SYSTRAN by Customer on or prior to the date occurring fifteen (15) days after SYSTRAN's receipt of the Revocation Notice.

     3. Absolute Nature of Agreement. The representations, warranties and guarantees of Guarantor under this Agreement are absolute and unconditional and, if there is more than one Guarantor, are joint and several. Guarantor shall not be released from such representations, warranties or guarantees for any reason, nor shall such representations, warranties or guarantees be reduced, diminished or discharged for any reason, including:

          a. Modifications and Indulgences. Any modification, renewal or alteration of the Factoring Agreement, any other agreement pertaining to the Factoring or any Bills, accounts or accounts receivable, or any indulgence, adjustment, preference, extension or compromise made by SYSTRAN in favor of Customer or any account debtor associated with any Bills, accounts or accounts receivable (an "Account Debtor").

          b. Composition of Customer or Guarantor. Any sale, lease or other disposition of any of the assets of Customer or Guarantor; any reorganization of, or change in the composition of the shareholders, partners or members of, Customer or Guarantor; or any termination of, or other change in, the relationship between Customer and Guarantor.

          c. Audit of Customer. The failure of any audit of the accounts, inventory, revenues or the books and records of Customer to disclose irregularities or wrong-doing by Customer.

     4.   Waivers. Guarantor waives:

          a. Action Against Others. Any right to require SYSTRAN to: Institute suit or exhaust remedies against Customer or any Account Debtor, enforce SYSTRAN's rights in any security which is at any time given to secure any obligations of Customer owing to SYSTRAN; join Customer or any other party in any action seeking to enforce this Agreement; or exhaust any other remedies available to SYSTRAN or resort to any other means of obtaining payment or performance under the Factoring Agreement.

          b. Notices. Notice of the amount of credit extended by SYSTRAN to Customer at any time, whether primary or secondary; notice of the modification or extension of any Factoring or Bills, accounts or accounts receivable; notice of a default or other non-performance by Customer in connection with the Factoring Agreement or by an Account Debtor in connection with a Bill, account or account receivable; notice of the acceptance of this Agreement by SYSTRAN; demand and presentation for payment upon Customer, any Account Debtor or any other party liable for any Bill, account or account receivable; protest, notice of protest and diligence of bringing suit against Customer, any Account Debtor or any other party; and any other action or inaction on the part of SYSTRAN in connection with the Factoring Agreement or any Bill, account or account receivable.

     5. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF OREGON AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE. CUSTOMER IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING BROUGHT BY OR AGAINST CUSTOMER WITH RESPECT TO THE AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF OREGON OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF OREGON. CUSTOMER CONSENTS TO THE JURISDICTION OF SUCH COURTS AND THAT THE VENUE FOR ANY SUCH ACTION SHALL BE THE COUNTY OF CLACKAMAS. THIS PROVISION SHALL NOT LIMIT THE RIGHT OF SYSTRAN TO BRING SUCH ACTIONS OR PROCEEDINGS AGAINST CUSTOMER IN THE COURT OF SUCH OTHER STATES OR JURISDICTIONS WHERE CUSTOMER MAY BE SUBJECT TO JURISDICTION.

     6. Jury Trial Waiver. In recognition of the higher costs and delay which may result from a jury trial, the parties waive any right to trial by jury of any claim, demand, action or cause of action (A) arising


2 - 8504 VALIDITY GUARANTY (3-28-01)
hereunder, or (B) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect hereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party further waives any right to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     10. Credit Information. By signing this guaranty, Guarantor authorizes SYSTRAN, or any of its affiliates, to obtain credit bureau reports, and make other credit inquiries that SYSTRAN determines are necessary. On Guarantor's written request, SYSTRAN will inform Guarantor whether it has requested a consumer credit report and the name and address of any consumer credit reporting agency that published a report. Guarantor acknowledges that without further notice SYSTRAN may use or request additional credit bureau reports to update our information so long as Guarantor obligations to SYSTRAN are outstanding.

     The undersigned, pursuant to due corporate authority, as appropriate, has or have caused this Agreement to be executed as of the date set forth above.

WITNESS(ES)                                INDIVIDUAL GUARANTOR(S):

 /s/ LOREN A. PIEL                          /s/ ROLAND M. THOMAS
-------------------------------------      -------------------------------------

Print Name: Loren A. Piel                  Print Name: Roland M. Thomas
            -------------------------                  -------------------------

Home Address: 8312 EMERALD ISLE AVE.       Home Address: 2425 LA CASA
             ------------------------                   ------------------------
              LAS VEGAS, NV 89118                        HENDERSON, NV 89014
             ------------------------                   ------------------------

 /s/ ALLEN WELBORN
-------------------------------------

Print Name: Allen Welborn
            -------------------------

Home Address: 5383 MTN. VISTA 12
             ------------------------
              LAS VEGAS, NV 89120
             ------------------------

--------------------------------------
ADDRESS FOR NOTICES TO SYSTRAN:

SYSTRAN FINANCIAL SERVICES CORPORATION
ATTN: RISK MANAGER
4949 SW MEADOWS ROAD, SUITE 500
LAKE OSWEGO, OREGON 97035
P.O. BOX 3289
PORTLAND, OR 97208
--------------------------------------


3--8504 VALIDITY GUARANTY (3-28-01)